UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
______________

FORM 8-K
______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 27, 2008

ASHLAND INC.
(Exact name of registrant as specified in its charter)

Kentucky
(State or other jurisdiction of incorporation)

1-32532	20-0865835
(Commission File Number)	(I.R.S. Employer Identification No.)

50 E. RiverCenter Boulevard, Covington, Kentucky  41011
(Address of principal executive offices)   (Zip Code)

P.O. Box 391, Covington, Kentucky  41012-0391
(Mailing Address)   (Zip Code)

Registrant’s telephone number, including area code (859) 815-3333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

    On March 27, 2008, Ashland Inc. will include the information contained in exhibit 99.1, and graphic images thereof, on the “Investor Center” section of its website located at www.ashland.com.

    Ashland is furnishing the information pursuant to the Securities and Exchange Commission’s (“SEC”) Regulation FD. The information contained in exhibit 99.1 is summary information concerning certain working capital components, expressed in amount and as a percentage of annualized sales for Ashland on a monthly basis from October 2006 through February 2008 as used for internal measurement purposes.  The information is intended to be considered in the context of Ashland’s SEC filings and other public announcements that Ashland may make from time to time.

    By filing this report on Form 8-K, Ashland makes no admission as to the materiality of any information in this report. Ashland reserves the right to discontinue the availability of the data in the attached exhibits.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits

99.1  Website data concerning Ashland Inc.'s monthly working capital

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASHLAND INC.
(Registrant)

March 27, 2008	/s/ David L. Hausrath
David L. Hausrath
Senior Vice President
and General Counsel

EXHIBIT INDEX

99.1    Website data concerning Ashland Inc.'s monthly working capital.